UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2017
TELENAV, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34720 (Commission File Number)	77-0521800 (I.R.S. Employer Identification No.)

4655 Great America Parkway, Suite 300
Santa Clara, California 95054
(Address of principal executive offices) (Zip code)
(408) 245-3800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 2, 2017, Telenav, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference. On the same day, the Company will host an investor conference call and live webcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and financial tables.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2017, the Compensation Committee of the Board of Directors (the “Committee”) of the Company approved the grant of options to acquire 15,000 shares of the Company’s common stock (the “Options”) to each of the following nonemployee directors of the Company who were members of the Company’s Board of Directors prior to the 2016 Annual Meeting of Stockholders held on November 17, 2016: Wes Cummins, Joseph Zaelit, Douglas Miller, Samuel Chen and Ken Xie. The Options will be effective as of May 5, 2017, the exercise price shall be based on the closing sale price of the Company’s common stock on the NASDAQ Global Select Market on such date and shall vest as to 1/12th of the shares monthly from November 17, 2016, subject to the applicable director’s continuous service as a service provider of the Company.

On April 28, 2017, the Committee also approved the grant of 5,000 restricted stock units (“RSUs”) to the following nonemployee directors: Joseph Zaelit, Douglas Miller and Samuel Chen. These RSUs will be effective as of May 5, 2017 and shall vest as to 100% of the shares on October 10, 2017, subject to the applicable director’s continuous service as a service provider of the Company.

On April 28, 2017, the Committee approved an amendment to the vesting period of the 5,000 share RSU granted to Ken Xie on November 17, 2016 such that the RSU will vest as to 100% of the shares on October 10, 2017, subject to Mr. Xie’s continuous service as a service provider of the Company.

Each of the Company’s founders, including HP Jin, the Company’s President and Chief Executive Officer and Sal Dhanani, the Company’s Vice President of Strategic Partnerships, had agreed to a voluntary pay reduction of 10% beginning as of July 1, 2015. On April 28, 2017, the Committee approved the reinstatement of that reduction in base salary for Dr. Jin and Mr. Dhanani. Effective as of April 1, 2017, Dr. Jin’s and Mr. Dhanani’s annual base salaries shall be $380,000 and $265,000, respectively.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description

99.1	Press release of Telenav, Inc. dated May 2, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: May 2, 2017	By: /s/ Michael Strambi
Name: Michael Strambi
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Telenav, Inc. dated May 2, 2017